SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


          Date of report (date of earliest event reported) May 15, 2001


                     PANTHER TELECOMMUNICATIONS CORPORATION

             (Exact Name of Registrant as Specified in Its Charter,
                        Referred to herein as "Company")

         FLORIDA                      0-31269                  65-0981179
    (State or Other               Commission File            I.R.S. Employer
    Jurisdiction of                   Number                Identification No.
     Incorporation)


                          6991 N.W. 82nd Avenue, No. 11
                              Miami, Florida 33166
                                Tel. 305-718-4467

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             (Address of Principal Executive Offices and Telephone)

                     NEW CENTURY CAPITAL & CONSULTING CORP.

            2505 N.W. Boca Raton Boulevard, Boca Raton, Florida 33431
                            (Former Name and Address)

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              The Private Securities Reform Act of 1995 provides a "safe harbor"
for forward-looking statements. Certain information included in this Form 8-K
(as well as information included in the Exhibits) contains statements that are forward looking, such as those relating to consummation of the transaction, anticipated future revenue of the companies and success of current product offerings. Such forward looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward looking statements.

         Item 1. Changes in Control of Registrant.

         On May 23, 2001, New Century Capital & Consulting Corp. (the "Company") entered into an Exchange Agreement with Panther Com Enterprises, Inc., a Florida corporation. Panther Com Enterprises, Inc. is a provider of prepaid long distance telephone calling cards and long distance carrier services. Under the terms of the Exchange Agreement, the sole shareholder of Panther Com Enterprises, Inc., Mr. Manuel Sanchez, exchanged all of shares of Panther Com Enterprises, Inc. that he held, which represented all of the issued and outstanding shares, for 7,500,000 shares of common stock of the Company. The transaction is treated as a reverse acquisition for accounting purposes because Panther Com Enterprises, Inc., effectively, is the acquiring company. Mr. Sanchez, as a result of the exchange, holds, personally, 75% of the issued and outstanding shares of the Company, and he becomes the controlling shareholder of the Company. Mr. Sanchez was the founder of Panther Com Enterprises, Inc. and its principal officer and director.



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         Item 2.  Acquisition or Disposition of Assets

         The Company acquired Panther Com Enterprises, Inc., a Florida corporation, in a transaction described in Item 1 above.

         Item 3.  Bankruptcy or Receivership.

         Not applicable.

         Item 4.   Changes in Registrant's Certifying Accountant.

         Following the closing of the Exchange Agreement, the Company engaged the services of Feldman, Sherb & Co. P.C. of New York, New York, and Coral Springs, Florida, as the principal accountant to audit the Company's financial statements. The engagement of Feldman, Sherb & Co. P.C. effected the replacement of the Company's prior certifying auditor, Salberg & Company, P.A. of Boca Raton, Florida. The Company elected to replace the prior auditor in view of the change of control and for the purpose of adding professionals that have considerable experience with public accounting for publicly reporting companies. The Company had no dispute with its prior certifying accountant, Salberg & Company, P.A., and the dismissal of its independent account was effected by agreement.

          Item 5.  Other events

         On May 31, 2001, the Exchange Agreement between the Company and Panther Com Enterprises, Inc. became effective. Among the terms and conditions of the Exchange Agreement was a decision to change the name of the Company to Panther Telecommunications Corporation. The Board of Directors adopted a resolution providing for an Amendment to the Articles of Incorporation, which, among other things, amended



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the name of the Company to Panther Telecommunications Corporation. In addition, the Articles of Amendment provided certain indemnification of officers and directors and certain provisions allowing the participation of officers and directors in contractual arrangements with the Company under specific guidelines.

         On May 15, 2001, the Company entered into consulting agreements with certain individuals and companies, namely, Vanguard Communications Group, Inc. of Coral Springs, Florida; Bentley, Ross and Bara, Inc. of Fort Lauderdale, Florida; Jeffery Feldman of Delray Beach, Florida; Stephen Vassilakis of Coral Springs, Florida; Jennifer Martin of Coral Springs, Florida; and William Walker of Houston, Texas. The consulting agreements provided for services to the Company for internet consulting, financial consulting, and marketing and advertising consulting. In connection with the consulting agreements, the various consultants were awarded shares of stock of the Company in the aggregate amount of 1,500,000 shares. The shares were issued pursuant to an exemption afforded by Sec. 4(2) of the Securities Act of 1933. The shares are deemed to be restricted.

         Item 6. Change in Directors and Officers.

         Pursuant to the Exchange Agreement effective on May 31, 2001, the sole director and officer of the Company, Mark Colacurcio submitted his resignation from all positions with the Company. Prior to effective his resignation, Mr. Colacurcio provided an Unanimous Consent for the election and appointment of Manuel Sanchez as director and president of the Company. Mr. Colacurcio also appointed Lynne Perlmutter of Coral Gables, Florida, as a director and secretary of the Company. The resignation of


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Mr. Colacurcio and the election of the other directors was not a result of any disagreement that the director had with the Company. The resignation and the appointment was negotiated as part of the terms and conditions of the Exchange Agreement, that resulted in the acquisition of Panther Com Enterprises, Inc.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         Financial statements for the acquired company, Panther Com Enterprises, Inc., will be filed by amendment to the Form 8-K not later than 60 days after the date of this form 8-K.

                (c)      Exhibits

      Exhibit Number                      Description
      --------------                      -----------
            2               Exchange Agreement between Company and Panther Com
                            Enterprises, Inc.

            3               Articles of Amendment to Articles of Incorporation

           17               Resignation of Mark Colacurcio as Director.


         Item 8: Change in Fiscal Year.

         Not Applicable.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. Date: June 8, 2001




                                    PANTHER TELECOMMUNICATIONS CORPORATION

                                    By: /s/   Manuel Sanchez
                                        --------------------------------------
                                              Manuel Sanchez, President
                                              and Director






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